EXHIBIT 8.1

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
ACHILLEAS MARITIME CORPORATION	Liberia	100%
ADELE SHIPPING CO.	Liberia	100%
ADSTONE MARINE CORP.	Liberia	100%
ALFORD SHIPPING CO.	Liberia	100%
AMOROTO MARINE CORP.	Liberia	100%
ANDATI MARINE CORP.	Liberia	100%
ANGISTRI CORPORATION	Liberia	100%
ARCHET MARINE CORP.	Liberia	100%
ARNISH MARINE CORP.	Liberia	100%
ASTIER MARINE CORP.	Liberia	100%
AUBER MARINE CORP.	Liberia	100%
BABRON MARINE CORP.	Liberia	100%
BAGARY MARINE CORP.	Liberia	100%
BAILS SHIPPING CO.	Liberia	100%
BARBAN MARINE CORP.	Liberia	100%
BARKLEY SHIPPING CO.	Liberia	100%
BARLESTONE MARINE CORP.	Liberia	100%
BARRAL MARINE CORP.	Liberia	100%
BASTIAN SHIPPING CO.	Liberia	100%
BELLET MARINE CORP.	Liberia	100%
BERG SHIPPING CO.	Liberia	100%
BERMEO MARINE CORP.	Liberia	100%
BERMONDI MARINE CORP.	Liberia	100%
BERNIS MARINE CORP.	Liberia	100%
BILSTONE MARINE CORP.	Liberia	100%
BLONDEL MARINE CORP.	Liberia	100%
BRIANDE MARINE CORP.	Liberia	100%
CADENCE SHIPPING CO.	Liberia	100%
CAMARAT MARINE CORP.	Liberia	100%
CAMINO MARINE CORP.	Liberia	100%
CANADEL MARINE CORP.	Liberia	100%
CAPETANISSA MARITIME CORPORATION	Liberia	100%
CARAVOKYRA MARITIME CORPORATION	Liberia	100%
CARNOT MARINE CORP.	Liberia	100%
CARRADE MARINE CORP.	Liberia	100%
CARRAN SHIPPING CO.	Liberia	100%
CAVALAIRE MARINE CORP.	Liberia	100%
CHRISTOS MARITIME CORPORATION	Liberia	100%
COGOLIN MARINE CORP.	Liberia	100%
CONLEY SHIPPING CO.	Liberia	100%
COSTACHILLE MARITIME CORPORATION	Liberia	100%
COSTIS MARITIME CORPORATION	Liberia	100%
COURTIN MARINE CORP.	Liberia	100%
CRERAN SHIPPING CO.	Liberia	100%
CROMFORD MARINE CORP.	Liberia	100%
CRON MARINE CORP.	Liberia	100%
DAINA SHIPPING CO.	Liberia	100%
DALNESS SHIPPING CO.	Liberia	100%
DATTIER MARINE CORP.	Liberia	100%
DINO SHIPPING CO.	Liberia	100%
DRAMONT MARINE CORP.	Liberia	100%
DUVAL SHIPPING CO.	Liberia	100%
EVANTONE SHIPPING CO.	Liberia	100%
FABRON MARINE CORP.	Liberia	100%
FANAKOS MARITIME CORPORATION	Liberia	100%
FASTSAILING MARITIME CO.	Liberia	100%
FEATHERSTONE MARINE CORP.	Liberia	100%

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
FERRAGE MARINE CORP.	Liberia	100%
FINNEY SHIPPING CO.	Liberia	100%
FIRMINO SHIPPING CO.	Liberia	100%
FLOW SHIPPING CO.	Liberia	100%
FONTAINE MARINE CORP.	Liberia	100%
FORTROSE SHIPPING CO.	Liberia	100%
FRUIZ MARINE CORP.	Liberia	100%
GAJANO MARINE CORP.	Liberia	100%
GAMBETTA MARINE CORP.	Liberia	100%
GASSIN MARINE CORP.	Liberia	100%
GATIKA MARINE CORP.	Liberia	100%
GREALIN SHIPPING CO.	Liberia	100%
GRENETA MARINE CORP.	Liberia	100%
GUERNIKA MARINE CORP.	Liberia	100%
HANSLOPE MARINE CORP.	Liberia	100%
HARDEN SHIPPING CO.	Liberia	100%
HARDISTY SHIPPING CO.	Liberia	100%
HOLLER SHIPPING CO.	Liberia	100%
INVERIE SHIPPING CO.	Liberia	100%
INVIRIE SHIPPING CO.	Liberia	100%
JODIE SHIPPING CO.	Liberia	100%
JOYNER CARRIERS S.A.	Liberia	100%
KALAMATA SHIPPING CORPORATION	Liberia	100%
KAYLEY SHIPPING CO.	Liberia	100%
KELSEN SHIPPING CO.	Liberia	100%
KINSLEY MARINE CORP.	Liberia	100%
LAREDO MARINE CORP.	Liberia	100%
LAUDIO MARINE CORP.	Liberia	100%
LENTRAN SHIPPING CO.	Liberia	100%
LENVAL MARINE CORP.	Liberia	100%
LEROY SHIPPING CO.	Liberia	100%
LINDNER SHIPPING CO.	Liberia	100%
LONGLEY SHIPPING CO.	Liberia	100%
MADELIA SHIPPING CO.	Liberia	100%
MARALDI MARINE CORP.	Liberia	100%
MARINA MARITIME CORPORATION	Liberia	100%
MENDATA MARINE CORP.	Liberia	100%
MERLE MARINE CORP.	Liberia	100%
MERTEN SHIPPING CO.	Liberia	100%
MIKO SHIPPING CO.	Liberia	100%
MORGIA MARINE CORP.	Liberia	100%
NAILSTONE MARINE CORP.	Liberia	100%
NAVARINO MARITIME CORPORATION	Liberia	100%
NERIDA SHIPPING CO.	Liberia	100%
NISBET SHIPPING CO.	Liberia	100%
NML EBURY TRADER SA.	Liberia	36.6%*
NML VIOLETTA INC.	Liberia	36.6%*
NOVARA SHIPPING CO.	Liberia	100%
OLDSTONE MARINE CORP.	Liberia	100%
ONTON MARINE CORP.	Liberia	100%
ORRIN SHIPPING CO.	Liberia	100%
PEDDAR SHIPPING CO.	Liberia	100%
PERCY SHIPPING CO.	Liberia	100%
PLANGE SHIPPING CO.	Liberia	100%
POMAR MARINE CORP.	Liberia	100%
QUENTIN SHIPPING CO.	Liberia	100%
RADER SHIPPING CO.	Liberia	100%
RAVENSTONE MARINE CORP.	Liberia	100%
RAYMOND SHIPPING CO.	Liberia	100%
REDDICK SHIPPING CO.	Liberia	100%

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
RENA MARITIME CORPORATION	Liberia	100%
RIVOLI MARINE CORP.	Liberia	100%
ROCESTER MARINE CORP.	Liberia	100%
ROCKWELL SHIPPING CO.	Liberia	100%
ROGART SHIPPING CO.	Liberia	100%
SANDER SHIPPING CO.	Liberia	100%
SAUVAN MARINE CORP.	Liberia	100%
SAVAL SHIPPING CO.	Liberia	100%
SHAEKERSTONE MARINE CORP.	Liberia	100%
SILKSTONE MARINE CORP.	Liberia	100%
SIMONE SHIPPING CO.	Liberia	100%
SINGLETON SHIPPING CO.	Liberia	100%
SMOLLET MARINE CORP.	Liberia	100%
SNARESTONE MARINE CORP.	Liberia	100%
SOLIDATE MARINE CORP.	Liberia	100%
SPEDDING SHIPPING CO.	Liberia	100%
SWEPTSTONE MARINE CORP.	Liberia	100%
TAKOULIS MARITIME CORPORATION	Liberia	100%
TANERA SHIPPING CO.	Liberia	100%
TATUM SHIPPING CO.	Liberia	100%
TERANCE SHIPPING CO.	Liberia	100%
TERRON MARINE CORP.	Liberia	100%
TIMPSON SHIPPING CO.	Liberia	100%
UNDINE SHIPPING CO.	Liberia	100%
URIZA SHIPPING S.A.	Liberia	100%
VAILLANT MARINE CORP.	Liberia	100%
VALROSE MARINE CORP.	Liberia	100%
VERANDI SHIPPING CO.	Liberia	100%
VERNES SHIPPING CO.	Liberia	100%
VIRNA SHIPPING CO.	Liberia	100%
WESTER SHIPPING CO.	Liberia	100%
AINSLEY MARITIME CO.	Marshall Islands	100%
AMBROSE MARITIME CO.	Marshall Islands	100%
BEARDMORE MARITIME CO.	Marshall Islands	100%
BENEDICT MARITIME CO.	Marshall Islands	100%
BERTRAND MARITIME CO.	Marshall Islands	100%
COSTAMARE BULKERS INC.	Marshall Islands	92.5%
COSTAMARE VENTURES INC.	Marshall Islands	100%
FAIRBANK MARITIME CO.	Marshall Islands	100%
GEYER MARITIME CO.	Marshall Islands	100%
HYDE MARITIME CO.	Marshall Islands	100%
NML ALDEBARAN LLC.	Marshall Islands	36.6%*
NML ALHENA LLC.	Marshall Islands	36.6%*
NML AM PASSION LLC.	Marshall Islands	36.6%*
NML AM PROSPERITY LLC.	Marshall Islands	36.6%*
NML ANJALI LLC.	Marshall Islands	36.6%*
NML ARABELLA LLC.	Marshall Islands	36.6%*
NML ATHENS TRADER LLC.	Marshall Islands	36.6%*
NML ATLAS LLC.	Marshall Islands	36.6%*
NML BOLIVAR LLC.	Marshall Islands	36.6%*
NML BRAMANTE LLC.	Marshall Islands	36.6%*
NML BULK COLOMBIA LLC.	Marshall Islands	36.6%*
NML BULK HONDURAS LLC.	Marshall Islands	36.6%*
NML CLARABELLE LLC.	Marshall Islands	36.6%*
NML COHIBA LLC.	Marshall Islands	36.6%*
NML CRETANSEA LLC.	Marshall Islands	36.6%*
NML ETHRA I LLC.	Marshall Islands	36.6%*
NML ETHRA II LLC.	Marshall Islands	36.6%*
NML HOLDING LLC.	Marshall Islands	36.6%*

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
NML HOPE LLC.	Marshall Islands	36.6%*
NML ISLAND GIRL LLC.	Marshall Islands	36.6%*
NML LIMA TRADER LLC.	Marshall Islands	36.6%*
NML MANILA TRADER LLC.	Marshall Islands	36.6%*
NML NOR NAOMI LLC	Marshall Islands	36.6%*
NML OASEA LLC.	Marshall Islands	36.6%*
NML OCEAN DREAMER LLC.	Marshall Islands	36.6%*
NML OSLO TRADER LLC.	Marshall Islands	36.6%*
NML PANAGIOTIS LLC.	Marshall Islands	36.6%*
NML ROME TRADER LLC.	Marshall Islands	36.6%*
NML SUPERBA LLC.	Marshall Islands	36.6%*
NML TRUSTEE LLC.	Marshall Islands	36.6%*
KEMP MARITIME CO.	Marshall Islands	100%
SCHOFIELD MARITIME CO.	Marshall Islands	100%
SKERRETT MARITIME CO.	Marshall Islands	100%
SYKES MARITIME CO.	Marshall Islands	100%
NEPTUNE MARITIME LEASING LIMITED	Jersey Islands	36.6%*
COSTAMARE PARTICIPATIONS PLC.	Cyprus	100%

* Costamare Inc. is the controlling shareholder of Neptune Maritime Leasing Limited (“Neptune”) and its subsidiaries, through its ownership of a special share which carries 75% of the voting rights of Neptune.